UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 27, 2005
PROXYMED, INC.
(Exact Name of Registrant as Specified in Charter)

FLORIDA	000-22052	65-0202059

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)
1854 Shackleford Court, Suite 200,
Norcross, Georgia 30093-2924
(Address of Principal Executive Offices)
(770) 806-9918
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
(c) On October 27, 2005, ProxyMed, Inc. (the “Company”) announced it has appointed Douglas J. O’Dowd as Chief Financial Officer. A copy of the Company's press release, dated October 27, 2005, is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements; Exhibits
(c) Exhibits.
99.1 Press Release dated October 27, 2005

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROXYMED, INC.
	By:	/s/ John G. Lettko
		Name:	John G. Lettko
Dated: October 28, 2005		Title:	Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated October 27, 2005